                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: October 7, 1998
                    Capita Equipment Receivables Trust 1997-1

A New York             Commission File            I.R.S. Employer
Corporation            NO. 333-34793              No. 13-7135550

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Items. 5  Other

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                   October 7, 1998               Payment Date:              October 15, 1998
Collection Period:                                    September 30, 1998


  I.   Information Regarding the Contracts

     1.   Contract Pool Principal Balance
          a.    Beginning of Collection Period                                            $ 831,276,843.39
          b.    End of Collection Period                                                  $ 804,815,740.33
          c.    Reduction for Collection Period                                           $  26,461,103.07
     2.   Delinquent Scheduled Payments
          a.    Beginning of Collection Period                                            $   9,951,376.49
          b.    End of Collection Period                                                  $  10,860,242.20
     3.   Liquidated Contracts
          a.    Number of Liquidated Contracts
                with respect to Collection Period                                                      272
                                                                                                       ---
          b.    Required Payoff Amounts of Liquidated Contracts                           $   2,444,214.24
          c.    Total Reserve for Liquidation Expenses                                    $              -
          d.    Total Liquidation Proceeds Received                                       $     354,544.63
          e.    Liquidation Proceeds Allocated to Owner Trust                             $     322,067.28
          f.    Liquidation Proceeds Allocated to Depositor                               $      32,477.35
          g.    Current Realized Losses                                                   $   2,122,146.96
     4.   Prepaid Contacts
          a.    Number of Prepaid Contracts with respect
                to Collection Period                                                                   315
                                                                                                       ---
          b.    Required Payoff Amounts of Prepaid Contracts                              $   1,812,123.47
     5.   Purchased Contracts (by TCC)
          a.    Number of Contracts Purchased by TCC with
                respect to Collection Period                                                             0
                                                                                                       ---
          b.    Required Payoff Amounts of Purchased Contracts                            $              -

6.   Delinquency Status of Contracts (End of Collection Period)


                              -------------------------------------------------------------------------------------------------
                                                                                                             % of Aggregate
                                              Number of             % of            Aggregate Required      Required Payoff
                                              Contracts           Contracts           Payoff Amounts            Amounts
                              -------------------------------------------------------------------------------------------------

     a.    Current                              62,932             93.13%             760,792,052.30             93.27%
     b.    31-60 days                            2,436              3.60%              32,455,146.98              3.98%
     c.    61-90 days                              933              1.38%               9,658,548.10              1.18%
     d.    91-120 days                             530              0.78%               5,092,812.13              0.62%
     e.    120+ days                               743              1.10%               7,677,423.02              0.94%
     f.    Total                                67,574            100.00%             815,675,982.53            100.00%


7.   Historical Delinquency Experience with Respect to Contracts


     --------------------------------------------------------------------------------------------------------------------------

                                     % of                      % of                         % of                   % of
                                  Aggregate                  Aggregate                    Aggregate             Aggregate
                               Required Payoff            Required Payoff              Required Payoff       Required Payoff
                                   Amounts                    Amounts                      Amounts               Amounts
         Collection
            Periods          31-60 Days Past Due        61-90 Days Past Due         91-120 Days Past Due    120+ Days Past Due
     --------------------------------------------------------------------------------------------------------------------------

           09/30/98                 3.98%                      1.18%                        0.62%                 0.94%
           08/31/98                 3.34%                      1.23%                        0.53%                 0.60%
           07/31/98                 3.28%                      1.12%                        0.52%                 0.85%
           06/30/98                 2.76%                      1.14%                        0.58%                 0.81%
           05/31/98                 3.63%                      1.12%                        0.61%                 0.75%
           04/30/98                 3.46%                      1.03%                        0.63%                 0.69%
           03/31/98                 3.30%                      1.26%                        0.51%                 0.63%
           02/28/98                 6.09%                      1.42%                        0.59%                 0.52%
           01/31/98                 3.34%                      0.96%                        0.41%                 0.26%
          12/31//97                 3.17%                      0.86%                        0.36%                 0.01%
           11/30/97                 2.89%                      0.49%                        0.00%                 0.00%





8.   Historical Loss Experience With Respect to Contracts

                                            ----------------------------------------------------------------------------------------
                                                 Collection        3 Collection      6 Collection Periods       Cumulative Since
                                                   Period         Periods Ending            Ending                Cut-off Date
                                                September-98       September-98          September-98
                                            ----------------------------------------------------------------------------------------
     a.    Number of Liquidated Contracts                272                 734                  1,532                    2,010
     b.    Number of Liquidated
           Contracts as a Percentage
           of Initial Contracts                       0.360%              0.970%                 2.025%                   2.657%
     c.    Required Payoff Amounts of
           Liquidated Contracts                 2,444,214.24        7,430,592.82          15,833,807.46            20,329,466.84
     d.    Liquidation Proceeds Allocated
           to Owner Trust                         322,067.28        1,134,414.79           1,734,609.43             2,223,204.26
     e.    Aggregate Current Realized
           Losses                               2,122,146.96        6,296,178.03          14,099,198.03            18,106,262.58
     f.    Aggregate Current Realized
           Losses as a Percentage of
           Cut-off Date Contract Pool
           Principal Balance                         0.185%               0.549%                1.229%                    1.579%

 II.  Information Regarding the Securities

      1.   Summary of Balance Information

                --------------------------------------------------------------------------------------------------------
                                                                      Principal Balance as of      Class Factor as of
                               Class                    Coupon           October 15, 1998           October 15, 1998
                                                         Rate              Payment Date               Payment Date
                --------------------------------------------------------------------------------------------------------
          a.    Class A-1 Notes                       5.790000%           $          0.00                0.00000
          b.    Class A-2 Notes                       6.030000%           $226,562,023.12                0.89906
          c.    Class A-3 Notes                       6.120000%           $153,000,000.00                1.00000
          d.    Class A-4 Notes                       6.190000%           $261,210,000.00                1.00000
          e.    Class A-5 Notes                       5.714840%           $ 71,673,959.41                0.68261
          f.    Class B Notes                         6.450000%           $ 68,820,000.00                1.00000
          g.    Class C Notes (Quarterly Paying)      6.480000%           $ 34,410,000.00                1.00000
          h.    Total                                    N.A.             $815,675,982.53                0.71118

                -------------------------------------------------------------------------------------------
                                                     Principal Balance as of    Class Factor as of
                               Class                    September 15, 1998      September 15, 1998
                                                           Payment Date            Payment Date
                -------------------------------------------------------------------------------------------
          a.    Class A-1 Notes                          $          0.00            (0.00000)
          b.    Class A-2 Notes                          $249,543,637.48             0.99025
          c.    Class A-3 Notes                          $153,000,000.00             1.00000
          d.    Class A-4 Notes                          $261,210,000.00             1.00000
          e.    Class A-5 Notes                          $ 74,244,582.41             0.70709
          f.    Class B Notes                            $ 68,820,000.00             1.00000
          g.    Class C Notes (Quarterly Paying)         $ 34,410,000.00             1.00000
          h.    Total                                    $841,228,219.89             0.73345


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $815,675,982.53 and the CCA Balance is $76,617,194.59.



     2.   Monthly Principal Amount
          a.    Principal Balance of Notes
                (End of Prior Collection Period)                                                              $     841,228,219.89
          b.    Contract Pool Principal Balance (End of Collection Period)                                    $     804,815,740.33
          c.    Monthly Principal Amount                                                                      $      36,412,479.56
     3.   Gross Collections
          a.    Scheduled Payments Received                                                                   $      26,973,962.89
          b.    Liquidation Proceeds Allocated to Owner Trust                                                 $         322,067.28
          c.    Required Payoff Amounts of Prepaid Contracts                                                  $       1,812,123.47
          d.    Required Payoff Amounts of Purchased Contracts                                                $                  -
          e.    Proceeds of Clean-up Call                                                                     $                  -
          f.    Investment Earnings on Collection, Note Distribution and Class C Funding Accounts             $          97,420.38
          g.    Extension Fees Allocated to Owner Trust                                                       $           4,238.61
          h.    Total Gross Collections (sum of (a) through (g))                                              $      29,209,812.63
     4.   Determination of Available Funds
          a.    Total Gross Collections                                                                       $      29,209,812.63
          b.    Withdrawal from Cash Collateral Account                                                       $       1,532,415.16
          c.    Total Available Funds                                                                         $      30,742,227.79
     5.   Class A-5 Swap
          a.    Payment Details
                1- Class A-5 Assumed Fixed Rate                                                                          6.250000%
                2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                        0.0833333
                3- Class A-5 Interest Rate (Libor + .125%)                                                               5.714840%
                4- Class A-5 Interest Rate Day Count(Actual/360)                                                         0.0833333
                5- Class A-5 Principal Amount                                                                  $     74,244,582.41
          b.    Net Payment Calculation
                1- Class A-5 Assumed Fixed Payment                                                             $        386,690.53
                2- Class A-5  Interest Payment                                                                 $        353,579.92
                3- Net Class A-5 Swap Payment From/(To) the Trust                                              $         33,110.61

     6.   Application of Available Funds

          --------------------------------------------------------------------------------------------------------------
                                             Item                                Amount        Remaining Available Funds
          --------------------------------------------------------------------------------------------------------------
          a.    Total Available Funds                                                                  30,742,227.79
          b.    Servicing Fee                                                 865,913.37               29,876,314.42
          c.    Interest on Notes:
                i)         Class A-1 Notes                                          0.00               29,876,314.42
                ii)        Class A-2 Notes                                  1,253,956.78               28,622,357.64
                iii)       Class A-3 Notes                                    780,300.00               27,842,057.64
                iv)        Class A-4 Notes                                  1,347,408.25               26,494,649.39
                v)         Class A-5 Swap Net Settlement                       33,110.61               26,461,538.78
                vi)        Class A-5 Notes                                    353,579.92               26,107,958.86
                vii)       Class B Notes                                      369,907.50               25,738,051.36
                vii)       Class C Funding Account                            185,814.00               25,552,237.36
          d.    Principal on Notes:
                i)         Class A-1 Notes                                          0.00               25,552,237.36
                ii)        Class A-2 Notes                                 22,981,614.36                2,570,623.00
                iii)       Class A-3 Notes                                          0.00                2,570,623.00
                iv)        Class A-4 Notes                                          0.00                2,570,623.00
                v)         Class A-5 Notes                                  2,570,623.00                        0.00
                vi)        Class B Notes                                            0.00                        0.00
                vii)       Class C Funding Account                                  0.00                        0.00
          e.    Deposit to Cash
                Collateral Account                                                  0.00                        0.00
          f.    Amount to be applied in
                accordance with CCA
                Loan Agreement                                                      0.00                        0.00
          g.    Balance, if any, to Equity Certificates                             0.00                        0.00




     7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account


                Collection Period                                      August-98        September-98
                Beginning Balance                                           0.00          185,814.00
                Principal Deposited                                         0.00                0.00
                Interest Deposited                                    185,814.00          185,814.00
                                                                      ----------          ----------
                Total Amount Available for Distribution               185,814.00          371,628.00
                Amount Distributed                                          0.00                0.00
                                                                            ----                ----
                Ending Balance                                        185,814.00          371,628.00



    8.   Quarterly Application of Available funds in the Class C Funding Account

          -----------------------------------------------------------------------------------------------------
                Item                                     Amount         Remaining Available Funds
          -----------------------------------------------------------------------------------------------------
          a.    Total Available Funds                                          371,628.00
          b.    Interest to Class C Note Holders           0                   371,628.00
          c.    Principal to Class C Note Holders          0                   371,628.00

III. Information Regarding the Cash Collateral Account

     1.   Balance Reconciliation
          --------------------------------------------------------------------------------------------------------------------------
                                                                                                 October 15, 1998
                                             Item                                                  Payment Date
          --------------------------------------------------------------------------------------------------------------------------
          a.    Available Cash Collateral Amount (Beginning)                                       78,149,609.75
          b.    Deposits to Cash Collateral Account (II.5(f))                                                  0
          c.    Withdrawals from Cash Collateral Account                                           1,532,415.161
          d.    Releases of Cash Collateral Account Surplus
                (Excess, if any of (a) plus (b) minus (c) over (f))                                            0
          e.    Available Cash Collateral Amount (End)
                (Sum of (a) plus (b) minus (c) minus (d))                                          76,617,194.59
          f.    Requisite Cash Collateral Amount                                                   83,153,171.00
          g.    Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))
     2.         Calculation of Requisite Cash Collateral Amount
          a.    For Payment Dates from, and including, the
                December  1997 Payment Date  to,
                and including, the December 1998 Payment Date                                       6,535,976.41
                1) Initial Cash Collateral Amount                                                  83,153,171.00
          b.    For Payment Dates from, and including, the
                November 1998 Payment Date until
                 the Final Payment Date, the sum of
                1) 8.5% of the Contract Pool Principal Balance                                              0.00
                2) The Aggregate Principal Balance of the Notes
                 and the Equity Certificate Balance less the
                 Contract Pool Principal Balance                                                            0.00
                3) Total ((1) plus (2))                                                                     0.00
          c.    Floor equal to the lesser of
                1) 2% of Cut-Off Date Contract Pool Principal
                Balance ($22,938,806); and                                                            22,938,806
                2) the Aggregate Principal Balance of the Notes                                   815,675,982.53
          d.    Requisite Cash Collateral Amount                                                   83,153,171.00

     3.         Calculation of Cash Collateral Account Withdrawals
          a.    Interest Shortfalls                                                                         0.00
          b.    Principal Deficiency Amount                                                         1,532,415.16
          c.    Principal Payable at Stated Maturity Date of
                Class of Notes or Equity Certificates                                                       0.00
          d.    Total Cash Collateral Account Withdrawals                                           1,532,415.16

IV.   Information Regarding Distributions on Securities

                -------------------------------------------------------------------------------------------------------------------
                                         Distribution         Class A-1          Class A-2         Class A-3           Class A-4
                                            Amounts             Notes              Notes             Notes               Notes
                -------------------------------------------------------------------------------------------------------------------
                1. Interest Due                             $          -     $  1,253,956.78    $ 780,300.00      $ 1,347,408.25
                2. Interest Paid                            $          -     $  1,253,956.78    $ 780,300.00      $ 1,347,408.25
                3. Interest Shortfall
                   ((1) minus (2))                          $          -     $             -    $          -      $            -
                4. Principal Due                            $          -     $ 22,981,614.36    $          -      $            -
                5. Principal Paid                           $          -     $ 22,981,614.36    $          -      $            -
                6. Total Distribution Amount
                   ((2) plus (4))                           $          -     $ 24,235,571.14    $ 780,300.00      $ 1,347,408.25



                -------------------------------------------------------------------------------------------------------------------
                                         Distribution         Class A-5           Class B           Class C
                                            Amounts             Notes              Notes             Notes               Totals
                -------------------------------------------------------------------------------------------------------------------
                1. Interest Due                             $   353,579.92   $   369,907.50     $         -       $  4,105,152.45
                2. Interest Paid                            $   353,579.92   $   369,907.50     $         -       $  4,105,152.45
                3. Interest Shortfall
                   ((1) minus (2))                          $            -   $            -     $         -       $             -
                4. Principal Due                            $ 2,570,623.00   $            -     $         -       $ 25,552,237.36
                5. Principal Paid                           $ 2,570,623.00   $            -     $         -       $ 25,552,237.36
                6. Total Distribution Amount
                   ((2) plus (4))                           $ 2,924,202.93   $   369,907.50     $         -       $ 29,657,389.82


V.     Information Regarding Other Pool Characteristics

          --------------------------------------------------------------------------------------------------
                                                                As of End of          As of End of
                         Item                                   September-98            August-98
                                                             Collection Period      Collection Period
          --------------------------------------------------------------------------------------------------
     1.   Original Contract Characteristics
          a.    Original Number of Contracts                           75,651                   N.A.
          b.    Cut-Off Date Contract Pool
                Principal Balance                              $1,146,940,285                   N.A.
          c.    Original Weighted Average
                Remaining Term (in months)                               46.6                   N.A.
          d.    Weighted Average Original Term
                (in months)                                              53.7                   N.A.
     2.   Current Contract Characteristics
          a.    Number of Contracts                                    67,574                 68,518
          b.    Average Contract Principal Balance             $       11,910                $12,132
          c.    Weighted Average Remaining Term                          38.1                   38.9

VI.Capita Equipment Receivables Trust 1997-1 Prepayment Schedule



          --------------------------------------------------
                                           Since Issue
            Period                             CPR
          --------------------------------------------------
              0            December-97       -0.436%
              1            January-98         5.709%
              2            February-98        6.693%
              3             March-98          6.904%
              4             April-98          7.280%
              5              May-98           7.462%
              6              June-98          6.903%
              7              July-98          7.298%
              8             August-98         7.115%
              9           September-98        7.118%
             10            October-98         6.694%


VII.Purchased, Liquidated and Paid Contracts


     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on October 15, 1998.

  This Certificate shall; constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T Capital Corporation

                            Glenn A. Votek
                            --------------
                            Glenn A Votek
                            Executive Vice President and Treasurer